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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                          ---------------------------


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): August 19, 1999


                          BLOUNT INTERNATIONAL, INC.
            (Exact name of registrant as specified in its charter)


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           Delaware                      6719                 63-0780521
 (State or other jurisdiction  (Commission File Number)    (I.R.S. Employer
       of incorporation)                                Identification Number)

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                           4520 Executive Park Drive
                           Montgomery, Alabama 36116
              (Address of principal executive offices) (Zip code)


      Registrant's telephone number, including area code: (334) 244-4000

                                      N/A

         (Former name or former address, if changed since last report)


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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

     On August 19, 1999, Blount International, Inc., a Delaware corporation ("Blount"), merged with Red Dog Acquisition, Corp. ("Newco"), a Delaware corporation and a wholly owned subsidiary of Lehman Brothers Merchant Banking Partners II L.P. (the "Merger"). The Merger was effected pursuant to an Agreement and Plan of Merger and Recapitalization dated as of April 18, 1999 between Newco and Blount (the "Merger Agreement"), which is incorporated by reference herein.

     On August 19, 1999, Blount issued a press release announcing the completion of the Merger, a copy of which is attached hereto as an exhibit and is incorporated by referenced herein.

     The Merger and the relevant matters relating thereto were described in the Joint Proxy Statement/Prospectus dated July 15, 1999 filed in connection with Blount's Registration Statement on Form S-4 (Registration No. 333-82973), which is incorporated by reference herein.


ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

See Item 1.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

         See Exhibit Index


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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   BLOUNT INTERNATIONAL, INC.
                                   (Registrant)


Date:  August 20, 1999             By:  /s/ Richard H. Irving, III
                                       ---------------------------
                                       Richard H. Irving, III
                                       Senior Vice President, General Counsel
                                       and Secretary
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                                 EXHIBIT INDEX


Exhibit No.    Description of Exhibit

1.1 Agreement and Plan of Merger and Recapitalization dated as of April 18, 1999 between Red Dog Acquisition, Corp. and Blount International, Inc. (filed as Annex I to the Joint Proxy Statement/Prospectus dated July 15, 1999 included in Blount's Registration Statement on Form S-4, Registration No. 333-82973, and incorporated herein by reference)

1.2 Joint Proxy Statement/Prospectus dated July 15, 1999 included in Blount's Registration Statement on Form S-4, Registration No. 333-82973, and incorporated herein by reference

1.3            Press Release dated August 19, 1999

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                                                                   EXHIBIT 1.3



Blount International, Inc. Announces the Completion of the Merger with Lehman Brothers Merchant Banking Partners II L.P.

Montgomery, Alabama, August 19, 1999 - Blount International, Inc. ("Blount") (NYSE - BLT) and Lehman Brothers Merchant Banking Partners II L.P. and its affiliated co-investors (the "Lehman Brothers Merchant Banking Fund") today jointly announce the closing of the merger of Blount with an entity wholly-owned by the Lehman Brothers Merchant Banking Fund. Blount International, Inc. is the surviving company. The Lehman Brothers Merchant Banking Fund is now the majority owner of Blount. The total value of the transaction, including equity and debt, is approximately $1.35 billion.

The Lehman Brothers Merchant Banking Fund and Blount's management own approximately 90 percent of Blount and Blount's pre-merger shareholders own approximately 10 percent.

The shares will trade on the New York Stock Exchange under the symbol
"BLT".

John M. Panettiere, the new Chairman, President and CEO of Blount, said, "We are pleased that the transaction has been completed and look forward to working with our new partners from Lehman Brothers in our joint commitment to grow the Company and build on our past successes. Blount's experience and dedicated employees have made Blount and its product lines recognized for quality, reliability and performance around the world. We are dedicated to continuing our quest for excellence in all that we do.

"On behalf of the employees of Blount, I would like to express our appreciation to Red Blount, the founder of the Company, for his outstanding leadership and vision in making Blount a leader in all of its businesses and to wish him well in his future endeavors."

Blount International, Inc. operates in three principal business segments:
Outdoor Products, Sporting Equipment, and Industrial and Power Equipment. Blount's products are manufactured all over the world with sales in over 100 countries. Blount is headquartered in Montgomery, Alabama.

The Lehman Brothers Merchant Banking Fund is a $2.0 billion institutional merchant banking fund focused on investments in established operating companies.

In connection with the transaction, The Beacon Group acted as financial advisor for Blount.


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Forward looking statements in this release, as defined by the Private
Securities Litigation Reform Law of 1995, involve certain risks and actual results subsequent to the date of this announcement may differ materially.